UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                ----------------------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         Date of Report May 11, 2005
                      (Date of earliest event reported)


                          DENTSPLY INTERNATIONAL INC
               (Exact name of Company as specified in charter)


                    Delaware             0-16211        39-1434669
              (State of Incorporation) (Commission    (IRS Employer
                                       File Number) Identification No.)


            221 West Philadelphia Street, York, Pennsylvania    17405
                 (Address of principal executive offices)    (Zip Code)


                                (717) 845-7511
               (Company's telephone number including area code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. - Entry into a Material Definitive Agreement.

   The following information is furnished pursuant to Item 1.01.

   On May 11, 2005, the Company's stockholders, upon recommendation by the Board of Directors, approved an amended and restated DENTSPLY International Inc. 2002 Stock Option Plan (the "2002 Plan").

   The Company's Definitive Proxy Statement,filed on April 11, 2005, included the restated 2002 Plan in Appendix A and a summary of the principal features of the amended plan and are incorporated herein by reference.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                    (Company)



                                           /s/Brian M. Addison
                                              Brian M. Addison
                                              Vice President, Secretary and
                                              General Counsel

Date: May 25, 2005